UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)       On November 18, 2020, Community Bank System, Inc.’s (“Community Bank System”) Board of Directors (the “Board”) elected Susan E. Skerritt, as a new independent director. Ms. Skerritt is a Senior Advisor with Promontory Financial Group, an IBM company that provides consulting service to financial institutions on regulatory, governance and risk management matters. She previously served as the Chairman, Chief Executive Officer and President of Deutche Bank Trust Company Americas. She has over 35 years of experience in the banking and financial services industry and brings a wealth of knowledge and management expertise to the Board.

The Board has determined that Ms. Skerritt is an independent director under the standards established by the New York Stock Exchange and the Board. Ms. Skerritt’s appointment expands the Company’s Board to 13 Directors, 12 of whom are independent. Ms. Skerritt was also appointed to the Board of Directors of Community Bank, N.A., the Company’s wholly-owned banking subsidiary. The Board has determined that she is an audit committee financial expert and has appointed her as a member of the Audit and Compliance Committee and Risk Committee.

Ms. Skerritt’s compensation will be consistent with that of other non-employee directors, consisting of an annual cash retainer of $60,000 for Board service plus $10,000 retainer for service on the Audit and Compliance Committee, which will be apportioned for fiscal year 2020 based on her appointment date.

There is no arrangement or understanding between Ms. Skerritt and any other persons pursuant to which Ms. Skerritt was selected as a director. Furthermore, Ms. Skerritt does not have any related party transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Skerritt’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated November 19, 2020, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name: George J. Getman
Title: EVP and General Counsel

Dated: November 19, 2020

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated November 19, 2020, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)